UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-21852
Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)

290 Congress Street
Boston, MA 02210
(Address of principal executive offices) (Zip code)

Michael G.

Clarke
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

Ryan C. Larrenaga, Esq.
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

(Name and address of agent for service)
Registrant's telephone number, including area code:
(800)

345-6611
Date of fiscal year end:
Last Day of

July
Date of reporting period:
July 31, 2025
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100

F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders

Columbia Global Opportunities Fund
Class A / IMRFX
Annual Shareholder Report | July 31, 2025
This annual shareholder report contains important information about Columbia Global Opportunities Fund (the Fund) for the period of August 1, 2024 to July 31, 2025. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class A	$ 123	1.18%
Management's Discussion of Fund Performance
The performance of Class A shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Allocations
| Asset allocation decisions was the primary driver of active returns for the Fund over the period. Asset allocation decisions for both equity and fixed income were positive. Overweight allocation to US equities, Canadian equities and emerging market equities contributed to active returns. The decision to underweight developed market sovereign bonds also contributed as returns for this group were negative over the period.
Underlying manager selection
| Underlying fund selection contributed to performance. These results were solely driven by the Fund’s exposure to international developed equities.
Leverage
| The team’s use of leverage was additive to results during the period.
Top Performance Detractors
Style effect

I

The impact of style effect on the portfolio was a drag on relative performance. This was primarily driven by exposure to longer dated U.S. Treasury bonds and longer dated developed market sovereign bonds.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Class A shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Class A (excluding sales charges)	8.85	3.72	4.65
Class A (including sales charges)	2.58	2.50	4.02
Blended Benchmark - 50% MSCI ACWI All Cap Index (Net), 50% Bloomberg Global Aggregate Index	9.74	5.16	5.51
MSCI ACWI All Cap Index (Net)	15.07	12.52	9.75
Bloomberg Global Aggregate Index	4.40	(2.07)	1.00
The Fund's past performance is not a good predictor of the Fund's future performance.
 Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/mutual-funds
for more recent performance information.
Key Fund Statistics
Fund net assets	$ 313,667,089
Total number of portfolio holdings	419
Management services fees (represents 0.70% of Fund average net assets)	$ 2,223,960
Portfolio turnover for the reporting period	100%
Portfolio turnover for the reporting period excluding to be announced (TBA) securities	54%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At July 31, 2025, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Derivative Exposure
Long
Credit Risk	8.3%
Equity Risk	10.5%
Foreign Exchange Risk	20.9%
Interest Rate Risk	19.4%
Short
Equity Risk	7.9%
Foreign Exchange Risk	11.1%
Interest Rate Risk	1.8%
Equity Sector Allocation
Geographic Allocation
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments
®
(Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value
Columbia Global Opportunities Fund | Class A

|

ASR156_01_(09/25)

Columbia Global Opportunities Fund
Institutional Class / CSAZX
Annual Shareholder Report | July 31, 2025
This annual shareholder report contains important information about Columbia Global Opportunities Fund (the Fund) for the period of August 1, 2024 to July 31, 2025. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Institutional Class	$ 97	0.93%
Management's Discussion of Fund Performance
The performance of Institutional Class shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Allocations
| Asset allocation decisions was the primary driver of active returns for the Fund over the period. Asset allocation decisions for both equity and fixed income were positive. Overweight allocation to US equities, Canadian equities and emerging market equities contributed to active returns. The decision to underweight developed market sovereign bonds also contributed as returns for this group were negative over the period.
Underlying manager selection
| Underlying fund selection contributed to performance. These results were solely driven by the Fund’s exposure to international developed equities.
Leverage
| The team’s use of leverage was additive to results during the period.
Top Performance Detractors
Style effect

I

The impact of style effect on the portfolio was a drag on relative performance. This was primarily driven by exposure to longer dated U.S. Treasury bonds and longer dated developed market sovereign bonds.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Institutional Class	9.12	3.97	4.90
Blended Benchmark - 50% MSCI ACWI All Cap Index (Net), 50% Bloomberg Global Aggregate Index	9.74	5.16	5.51
MSCI ACWI All Cap Index (Net)	15.07	12.52	9.75
Bloomberg Global Aggregate Index	4.40	(2.07)	1.00
The Fund's past performance is not a good predictor of the Fund's future performance.
 Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/mutual-funds
for more recent performance information.
Key Fund Statistics
Fund net assets	$ 313,667,089
Total number of portfolio holdings	419
Management services fees (represents 0.70% of Fund average net assets)	$ 2,223,960
Portfolio turnover for the reporting period	100%
Portfolio turnover for the reporting period excluding to be announced (TBA) securities	54%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At July 31, 2025, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Derivative Exposure
Long
Credit Risk	8.3%
Equity Risk	10.5%
Foreign Exchange Risk	20.9%
Interest Rate Risk	19.4%
Short
Equity Risk	7.9%
Foreign Exchange Risk	11.1%
Interest Rate Risk	1.8%
Equity Sector Allocation
Geographic Allocation
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments
®
(Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value
Columbia Global Opportunities Fund | Institutional Class

|

ASR156_08_(09/25)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that J. Kevin Connaughton, Brian J. Gallagher, Douglas A. Hacker, David M. Moffett and Sandra L. Yeager qualify as “audit committee financial experts,” as such term is defined in Form N-CSR. Mr. Connaughton, Mr. Gallagher, Mr. Hacker, Mr. Moffett and Ms. Yeager, are also each “independent” members of the Audit Committee pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

	Amount billed to the registrant ($)		Amount billed to the registrant's investment advisor ($)
	July 31, 2025	July 31, 2024	July 31, 2025	July 31, 2024
Audit fees (a)	54,065	52,505	0	0
Audit-related fees (b)	0	0	0	0
Tax fees (c)	24,948	14,680	0	0
All other fees (d)	0	0	0	0
Non-audit fees (g)	0	0	474,000	581,000

(a)    Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c)    Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice, tax planning and foreign tax filings, if applicable.

(d)    All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above and typically include SOC-1 reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)    Not applicable.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)    The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable.

(j)    Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Columbia Global Opportunities Fund
Annual Financial Statements and Additional Information
July 31, 2025

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Columbia Global Opportunities Fund | 2025

Portfolio of Investments
July 31, 2025
(Percentages represent value of investments compared to net assets)
Investments in securities

Alternative Strategies Funds 2.0%
	Shares	Value ($)
United States 2.0%
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	630,834	6,232,642
Total Alternative Strategies Funds (Cost $6,352,500)		6,232,642

Common Stocks 57.8%
Issuer	Shares	Value ($)
Argentina 0.1%
Grupo Financiero Galicia SA, ADR(b)	3,171	160,040
Australia 0.6%
Northern Star Resources Ltd.	87,144	865,805
Paladin Energy Ltd.(b)	82,889	324,622
Santos Ltd.	117,238	589,929
Total		1,780,356
Austria 0.2%
Kontron AG	15,216	490,870
Belgium 0.0%
Galapagos NV, ADR(b)	2,955	96,983
Brazil 1.1%
Banco BTG Pactual SA	16,229	113,467
Embraer SA, ADR	9,929	571,712
Itaú Unibanco Holding SA, ADR	91,412	573,153
MercadoLibre, Inc.(b)	310	735,906
NU Holdings Ltd., Class A(b)	80,432	982,879
Petroleo Brasileiro SA, ADR	35,368	450,589
Total		3,427,706
Canada 0.6%
Cameco Corp.(c)	6,105	457,447
Celestica, Inc.(b),(c)	723	144,499
Lightspeed Commerce, Inc.(b)	4,689	58,331
Pan American Silver Corp.	19,099	516,055
Vermilion Energy, Inc.	13,858	113,913
Whitecap Resources, Inc.	86,319	651,629
Total		1,941,874
Common Stocks (continued)
Issuer	Shares	Value ($)
China 3.6%
Alibaba Group Holding Ltd.	88,000	1,323,061
BYD Co., Ltd., Class H	40,000	584,034
China Construction Bank Corp., Class H	425,000	434,692
China Resources Land Ltd.	108,500	397,866
Contemporary Amperex Technology Co., Ltd., Class A	18,400	673,657
Duality Biotherapeutics, Inc.(b)	2,900	129,373
Eastroc Beverage Group Co., Ltd., Class A	10,130	395,963
Full Truck Alliance Co., Ltd., ADR	21,902	252,968
Futu Holdings Ltd., ADR	691	106,193
Fuyao Glass Industry Group Co., Ltd., Class A	33,700	255,716
GDS Holdings Ltd., ADR(b)	3,410	122,999
Giant Biogene Holding Co., Ltd.	27,800	198,235
Hansoh Pharmaceutical Group Co., Ltd.	24,000	107,824
Jiangsu Hengrui Pharmaceuticals Co., Ltd., Class H(b)	6,200	62,276
KE Holdings, Inc., ADR	8,719	160,604
Mao Geping Cosmetics Co., Ltd.	10,900	138,570
PDD Holdings, Inc., ADR(b)	3,809	432,131
Ping An Insurance Group Co. of China Ltd., Class H	40,500	278,047
Pop Mart International Group, Ltd.(d)	4,400	137,253
Sieyuan Electric Co., Ltd., Class A	27,300	295,598
Tencent Holdings Ltd.	37,900	2,653,464
Trip.com Group Ltd., ADR	9,411	583,012
WuXi XDC Cayman, Inc.(b)	50,000	363,465
Xiaomi Corp.(b)	154,600	1,040,141
Zhejiang Shuanghuan Driveline Co., Ltd., Class A	52,600	240,453
ZJK Industrial Co., Ltd.(b)	19,363	62,349
Total		11,429,944
Denmark 0.1%
Novo Nordisk A/S, Class B	7,887	366,809
Finland 0.3%
Amer Sports, Inc.(b)	10,795	405,244
UPM-Kymmene OYJ	21,154	548,265
Total		953,509
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund  | 2025

Portfolio of Investments (continued)
July 31, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
France 1.2%
AXA SA	17,088	829,951
Cie de Saint-Gobain SA	5,585	640,695
Eiffage SA	5,304	711,985
Sanofi SA	8,234	739,172
Societe Generale SA	9,037	576,819
TotalEnergies SE	5,903	351,025
Total		3,849,647
Germany 0.5%
Duerr AG	7,128	183,209
Fresenius Medical Care AG	9,073	460,195
KION Group AG	7,644	469,914
LANXESS AG	5,522	151,645
TeamViewer SE(b)	15,883	162,435
Total		1,427,398
Greece 1.0%
Eurobank Ergasias Services and Holdings SA	308,392	1,131,911
JUMBO SA	18,706	632,734
National Bank of Greece SA	106,114	1,480,138
Total		3,244,783
Hong Kong 0.4%
BOC Hong Kong Holdings Ltd.	133,500	599,450
Hong Kong Exchanges and Clearing Ltd.	7,200	389,655
WH Group Ltd.	409,046	409,512
Total		1,398,617
India 1.7%
360 ONE WAM Ltd.	43,248	517,651
Bajaj Finance Ltd.	30,450	304,724
Bharat Electronics Ltd.	55,752	242,203
Bharti Airtel Ltd.	31,052	675,976
CG Power & Industrial Solutions Ltd.	31,520	236,664
Cholamandalam Investment and Finance Co., Ltd.	7,598	124,559
Eternal Ltd.(b)	73,257	255,675
GAIL India Ltd.	135,011	271,968
HDFC Bank Ltd., ADR	2,549	195,687
ICICI Bank Ltd., ADR	31,303	1,054,911
Lodha Developers Ltd.	14,787	206,756
MakeMyTrip, Ltd.(b)	2,138	200,096
Common Stocks (continued)
Issuer	Shares	Value ($)
Max Healthcare Institute Ltd.	15,594	221,241
PB Fintech Ltd.(b)	9,062	185,961
Phoenix Mills Ltd. (The)	17,717	298,991
REC Ltd.	50,808	227,738
Total		5,220,801
Ireland 0.4%
AIB Group PLC	68,658	541,619
Flutter Entertainment PLC(b)	2,817	851,467
Total		1,393,086
Israel 0.3%
Check Point Software Technologies Ltd.(b)	4,810	895,622
Italy 0.2%
Buzzi SpA	12,981	677,863
Japan 3.7%
Amano Corp.	9,900	276,247
Hitachi Ltd.	14,700	449,830
IHI Corp.	1,600	178,171
ITOCHU Corp.	15,200	797,280
Kakaku.com, Inc.	20,800	353,527
Kinden Corp.	13,300	418,773
Komatsu Ltd.	17,100	550,926
Macnica Holdings, Inc.	35,700	466,254
MatsukiyoCocokara & Co.	37,000	759,784
Mitsubishi UFJ Financial Group, Inc.	58,500	806,292
Niterra Co., Ltd.	14,500	499,869
Nomura Holdings, Inc.	44,800	295,962
Otsuka Corp.	27,900	528,626
PAL GROUP Holdings Co., Ltd.	9,500	310,839
Sankyo Co., Ltd.	50,600	944,211
Sanwa Holdings Corp.	14,700	401,043
Shimamura Co., Ltd.	9,200	666,140
Ship Healthcare Holdings, Inc.	16,900	235,826
Sumitomo Corp.	8,500	217,258
Suzuken Co., Ltd.	17,600	665,231
TBS Holdings, Inc.	21,000	690,777
TOPPAN Holdings, Inc.	23,100	622,504
USS Co., Ltd.	46,200	502,143
Total		11,637,513
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Global Opportunities Fund  | 2025

Portfolio of Investments (continued)
July 31, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Malaysia 0.1%
Tenaga Nasional Bhd	94,500	287,842
Mexico 0.3%
Arca Continental SAB de CV	29,320	305,680
BBB Foods, Inc., Class A(b)	16,027	409,009
Qualitas Controladora SAB de CV	12,033	109,040
Vista Energy SAB de CV, ADR(b)	4,020	179,694
Total		1,003,423
Netherlands 1.7%
ASM International NV	1,273	616,205
ASR Nederland NV	12,327	818,808
ING Groep NV	47,586	1,109,013
JBS NV, BDR(b)	25,344	346,252
Koninklijke Ahold Delhaize NV	12,364	488,334
Prosus NV, Class N(b)	17,182	981,536
Shell PLC	26,579	955,066
Total		5,315,214
Norway 0.1%
SalMar ASA	7,306	296,799
Philippines 0.1%
BDO Unibank, Inc.	143,574	350,482
Poland 0.5%
Dino Polska SA(b)	15,430	203,493
Powszechna Kasa Oszczednosci Bank Polski SA	63,497	1,390,362
Total		1,593,855
Russian Federation —%
Detsky Mir PJSC(b),(e),(f),(g)	290,936	—
Lukoil PJSC(b),(e),(f),(g),(h)	2,750	—
Total		—
Singapore 0.3%
DBS Group Holdings Ltd.	12,360	453,667
Venture Corp., Ltd.	38,200	378,915
Total		832,582
South Africa 0.2%
Capitec Bank Holdings Ltd.	2,049	397,195
Impala Platinum Holdings Ltd.(b)	28,616	270,462
Total		667,657
Common Stocks (continued)
Issuer	Shares	Value ($)
South Korea 1.4%
Coupang, Inc., Class A(b)	13,846	407,488
HD Hyundai Electric Co., Ltd.	1,729	615,285
KB Financial Group, Inc.	4,794	380,875
Samsung Biologics Co., Ltd.(b)	415	317,071
Samsung Electronics Co., Ltd.	22,324	1,137,720
SK Hynix, Inc.	5,326	1,032,264
Youngone Corp.	7,758	337,212
Total		4,227,915
Spain 0.2%
Endesa SA	22,095	639,196
Switzerland 0.8%
Landis+Gyr Group AG(b)	4,320	352,747
Nestlé SA, Registered Shares	2,944	257,238
Novartis AG, Registered Shares	4,049	461,129
TE Connectivity PLC	7,158	1,472,758
Total		2,543,872
Taiwan 2.8%
Accton Technology Corp.	21,753	642,458
Alchip Technologies Ltd.	2,000	255,674
ASPEED Technology, Inc.	2,000	302,881
Chroma ATE, Inc.	16,000	229,109
Elite Material Co., Ltd.	7,000	256,596
eMemory Technology, Inc.	7,000	473,862
MediaTek, Inc.	15,000	679,269
Parade Technologies Ltd.	18,000	342,573
Sea Ltd. ADR(b)	2,091	327,555
Taiwan Semiconductor Manufacturing Co., Ltd.	134,530	5,179,309
Total		8,689,286
Turkey 0.1%
BIM Birlesik Magazalar AS	23,162	302,686
United Arab Emirates 0.6%
ADNOC Drilling Co. PJSC	221,035	351,437
Emaar Properties PJSC	363,368	1,504,817
Total		1,856,254
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund  | 2025

Portfolio of Investments (continued)
July 31, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 1.3%
AstraZeneca PLC, ADR	14,165	1,035,320
DCC PLC	6,510	407,728
Imperial Brands PLC	11,786	459,411
JD Sports Fashion PLC	328,286	368,497
Marex Group PLC	2,404	92,747
Marks & Spencer Group PLC	184,657	848,054
TP Icap Group PLC	186,803	754,085
Total		3,965,842
United States 31.2%
ABM Industries, Inc.	2,141	98,764
ACADIA Pharmaceuticals, Inc.(b)	6,392	152,321
AES Corp. (The)	2,159	28,391
Alphabet, Inc., Class C	18,956	3,655,854
Amazon.com, Inc.(b)	18,901	4,424,913
Ameren Corp.	7,859	794,781
Apple, Inc.	18,803	3,902,939
Aris Water Solutions, Inc.	9,129	194,174
AT&T, Inc.	48,638	1,333,168
Atlantic Union Bankshares Corp.	12,719	403,192
Avient Corp.	2,128	67,181
Avista Corp.	10,366	386,652
Bank of America Corp.	36,727	1,736,085
Beyond, Inc.(b)	20,019	179,170
Blackrock, Inc.	1,612	1,782,888
Boston Scientific Corp.(b)	9,835	1,031,888
Bristol-Myers Squibb Co.	19,338	837,529
Brixmor Property Group, Inc.	14,785	386,332
Broadcom, Inc.	5,583	1,639,727
Burford Capital Ltd.	32,240	414,284
Carriage Services, Inc.	6,247	280,615
Casella Waste Systems, Inc., Class A(b)	2,260	245,730
Cencora, Inc.	2,704	773,560
Certara, Inc.(b)	16,217	159,575
Champion Homes, Inc.(b)	2,935	178,742
Cintas Corp.	4,953	1,102,290
Cirrus Logic, Inc.(b)	2,986	300,720
Citigroup, Inc.	17,212	1,612,764
Cohu, Inc.(b)	2,319	41,417
Common Stocks (continued)
Issuer	Shares	Value ($)
Constellation Brands, Inc., Class A	5,748	960,146
Construction Partners, Inc., Class A(b)	2,153	217,130
Datadog, Inc., Class A(b)	3,237	453,115
Diversified Energy Co. PLC	13,155	197,314
Domo, Inc., Class B(b)	12,675	208,631
DTE Energy Co.	6,431	890,115
Eaton Corp. PLC	3,604	1,386,531
Eli Lilly & Co.	2,117	1,566,728
Empire State Realty Trust, Inc., Class A	36,712	265,795
Energy Fuels, Inc.(b),(c)	35,543	323,086
Energy Recovery, Inc.(b)	20,260	272,497
Enerpac Tool Group Corp.	981	37,778
Entergy Corp.	10,973	992,288
EQT Corp.	8,284	445,265
Equinix, Inc.	1,004	788,311
Exxon Mobil Corp.	11,390	1,271,580
Figs, Inc., Class A(b)	50,191	326,242
First BanCorp	8,558	428,670
Formfactor, Inc.(b)	3,662	104,037
FTI Consulting, Inc.(b)	852	141,730
General Dynamics Corp.	4,338	1,351,764
General Motors Co.	17,449	930,730
Gitlab, Inc., Class A(b)	8,247	361,301
Glaukos Corp.(b)	1,885	162,280
Goldman Sachs Group, Inc. (The)	2,306	1,668,599
Hanover Insurance Group, Inc. (The)	1,360	233,417
Hartford Insurance Group, Inc. (The)	11,982	1,490,441
Healthpeak Properties, Inc.	48,846	827,451
Hilton Worldwide Holdings, Inc.	3,731	1,000,207
IDACORP, Inc.	1,373	172,078
Impinj, Inc.(b)	2,404	371,610
Insmed, Inc.(b)	5,269	565,258
Installed Building Products, Inc.	200	40,458
Integer Holdings Corp.(b)	1,803	195,644
Intuitive Surgical, Inc.(b)	1,933	929,947
Jazz Pharmaceuticals PLC(b)	4,796	549,766
JBT Marel Corp.	565	77,857
JPMorgan Chase & Co.	8,863	2,625,575
Latham Group, Inc.(b)	28,009	189,901
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Global Opportunities Fund  | 2025

Portfolio of Investments (continued)
July 31, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Lazard, Inc.	3,742	194,509
LendingTree, Inc.(b)	8,776	409,664
Life Time Group Holdings, Inc.(b)	4,274	122,749
Liquidity Services, Inc.(b)	4,631	110,588
Maravai LifeSciences Holdings, Inc., Class A(b)	13,790	32,269
MasterCard, Inc., Class A	3,201	1,813,270
Match Group, Inc.	3,276	112,269
Matthews International Corp., Class A	8,201	192,642
Meta Platforms, Inc., Class A	4,470	3,457,277
Microsoft Corp.	14,123	7,534,621
Middleby Corp. (The)(b)	1,338	194,278
Moelis & Co., ADR, Class A	6,962	488,315
nCino, Inc.(b)	6,394	178,552
NIKE, Inc., Class B	17,034	1,272,269
NOV, Inc.	7,376	92,790
NPK International, Inc.(b)	33,570	302,801
nVent Electric PLC	1,861	145,940
NVIDIA Corp.	40,341	7,175,454
Ollie’s Bargain Outlet Holdings, Inc.(b)	1,141	155,895
ON Semiconductor Corp.(b)	20,662	1,164,510
OneSpan, Inc.	7,184	105,964
Palo Alto Networks, Inc.(b)	4,849	841,786
Parker-Hannifin Corp.	1,611	1,179,091
Personalis, Inc.(b)	40,900	224,132
Primo Brands Corp., Class A	26,933	743,620
Procter & Gamble Co. (The)	9,847	1,481,678
Progyny, Inc.(b)	13,111	308,240
Quanex Building Products Corp.	13,064	254,487
Quanterix Corp.(b)	13,897	82,548
Quantum Computing, Inc.(b)	3,556	52,771
Republic Services, Inc.	4,408	1,016,705
Revolution Medicines, Inc.(b)	4,969	185,195
Rigetti Computing, Inc.(b)	3,948	57,246
Roche Holding AG, Genusschein Shares	894	278,993
Rogers Corp.(b)	2,172	142,440
Scotts Miracle-Gro Co. (The), Class A	3,290	206,151
ServiceNow, Inc.(b)	1,106	1,043,091
Shake Shack, Inc., Class A(b)	1,497	180,149
Simulations Plus, Inc.(b)	5,737	74,696
Common Stocks (continued)
Issuer	Shares	Value ($)
Sirius XM Holdings, Inc.	5,718	120,764
SiTime Corp.(b)	1,213	246,057
SkyWater Technology, Inc.(b)	7,587	67,904
Stanley Black & Decker, Inc.	15,583	1,054,190
Starwood Property Trust, Inc.	9,344	181,834
Structure Therapeutics, Inc., ADR(b)	4,488	79,886
Synopsys, Inc.(b)	1,909	1,209,294
Tesla, Inc.(b)	1,879	579,239
Tetra Technologies, Inc.(b)	38,254	156,841
The Chefs’ Warehouse(b)	3,736	256,140
Thermo Fisher Scientific, Inc.	2,499	1,168,732
TJX Companies, Inc. (The)	10,100	1,257,753
Uranium Energy Corp.(b)	29,399	254,889
Utz Brands, Inc.	16,867	219,777
Vertex Pharmaceuticals, Inc.(b)	1,914	874,449
Viking Therapeutics, Inc.(b)	3,223	104,973
Voya Financial, Inc.	3,571	249,970
Walmart, Inc.	16,256	1,592,763
WillScot Holdings Corp.	7,001	205,479
Xcel Energy, Inc.	12,580	923,875
Xometry, Inc., Class A(b)	6,802	219,977
Yelp, Inc.(b)	3,425	117,923
Zurn Elkay Water Solutions Corp.	1,670	73,898
Total		97,993,171
Vietnam 0.1%
FPT Corp.	44,275	175,289
Vietnam TechnologicaL & Commercial Joint Stock Bank(b)	146,800	190,007
Total		365,296
Total Common Stocks (Cost $140,313,764)		181,324,793

Exchange-Traded Equity Funds 1.8%
	Shares	Value ($)
United States 1.8%
iShares MSCI Canada ETF	124,268	5,738,696
Total Exchange-Traded Equity Funds (Cost $3,042,081)		5,738,696

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund  | 2025

Portfolio of Investments (continued)
July 31, 2025
Exchange-Traded Fixed Income Funds 4.6%
	Shares	Value ($)
United States 4.6%
iShares iBoxx $ High Yield Corporate Bond ETF	81,237	6,529,830
iShares JPMorgan USD Emerging Markets Bond ETF	83,138	7,721,026
Total		14,250,856
Total Exchange-Traded Fixed Income Funds (Cost $13,621,366)		14,250,856

Foreign Government Obligations(i),(j) 10.1%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Austria 0.7%
Republic of Austria Government Bond(d)
02/20/2035	2.950%	EUR	2,000,000	2,269,471
Belgium 0.5%
Kingdom of Belgium Government Bond(d)
06/22/2035	3.100%	EUR	500,000	565,349
06/22/2055	3.500%	EUR	850,000	876,454
Total				1,441,803
Canada 1.3%
Canadian Government Bond
06/01/2034	3.000%	CAD	4,870,000	3,411,419
12/01/2034	3.250%	CAD	850,000	605,131
Total				4,016,550
China 1.8%
China Development Bank
06/18/2030	3.090%	CNY	7,000,000	1,034,565
07/18/2032	2.960%	CNY	2,300,000	343,990
China Government Bond
11/21/2029	3.130%	CNY	20,220,000	3,010,364
05/21/2030	2.680%	CNY	5,000,000	730,593
05/25/2033	2.670%	CNY	3,000,000	446,502
Total				5,566,014
France 0.9%
French Republic Government Bond OAT(d)
11/25/2034	3.000%	EUR	2,005,000	2,236,147
05/25/2045	3.250%	EUR	644,000	671,068
Total				2,907,215
Germany 0.8%
Bundesrepublik Deutschland Bundesanleihe(d)
08/15/2034	2.600%	EUR	1,108,000	1,262,816
02/15/2035	2.500%	EUR	1,100,000	1,239,212
Total				2,502,028
Foreign Government Obligations(i),(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Indonesia 0.2%
Indonesia Treasury Bond
09/15/2030	7.000%	IDR	12,104,000,000	761,315
Italy 0.1%
Italy Buoni Poliennali Del Tesoro(d)
08/01/2035	3.650%	EUR	350,000	405,257
Japan 0.7%
Japan Government 10-Year Bond
06/20/2034	1.100%	JPY	140,850,000	906,904
Japan Government 20-Year Bond
09/20/2041	0.500%	JPY	64,000,000	323,709
Japan Government 30-Year Bond
03/20/2047	0.800%	JPY	149,700,000	691,951
06/20/2048	0.700%	JPY	57,650,000	251,622
Total				2,174,186
Mexico 0.7%
Mexican Bonos
11/23/2034	7.750%	MXN	33,500,000	1,611,281
Mexico Government International Bond
05/29/2031	7.750%	MXN	12,500,000	630,137
Total				2,241,418
Netherlands 0.1%
Netherlands Government Bond(d),(k)
07/15/2031	0.000%	EUR	435,000	428,871
New Zealand 0.6%
New Zealand Government Bond
05/15/2034	4.250%	NZD	3,000,000	1,745,392
Spain 1.0%
Spain Government Bond(d)
10/31/2034	3.450%	EUR	950,000	1,109,169
04/30/2035	3.150%	EUR	1,650,000	1,873,625
Total				2,982,794
Sweden 0.2%
Sweden Government Bond(d)
05/11/2035	2.250%	SEK	3,000,000	301,381
Sweden Government Bond
03/30/2039	3.500%	SEK	3,910,000	440,066
Total				741,447
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Global Opportunities Fund  | 2025

Portfolio of Investments (continued)
July 31, 2025
Foreign Government Obligations(i),(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
United Kingdom 0.5%
United Kingdom Gilt(d)
01/22/2044	3.250%	GBP	962,297	973,159
07/31/2054	4.375%	GBP	400,000	451,007
Total				1,424,166
Total Foreign Government Obligations (Cost $33,086,854)				31,607,927

Inflation-Indexed Bonds 0.3%

United States 0.3%
U.S. Treasury Inflation-Indexed Bond
07/15/2027	0.375%		960,644	947,885
Total Inflation-Indexed Bonds (Cost $951,162)				947,885

Residential Mortgage-Backed Securities - Agency 3.2%

United States 3.2%
Government National Mortgage Association TBA(l)
08/20/2055	3.500%		1,800,000	1,617,123
08/20/2055	4.000%		1,180,000	1,086,515
Uniform Mortgage-Backed Security TBA(l)
08/18/2040	2.500%		1,000,000	928,315
08/18/2040 - 08/13/2055	3.000%		1,875,000	1,695,572
08/13/2055	3.500%		1,000,000	893,228
08/13/2055	4.000%		875,000	806,930
08/13/2055	4.500%		750,000	711,370
08/13/2055	5.000%		2,400,000	2,335,675
Total				10,074,728
Total Residential Mortgage-Backed Securities - Agency (Cost $10,077,883)				10,074,728

U.S. Treasury Obligations 0.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.5%
U.S. Treasury
08/15/2034	3.875%	600,000	580,500
11/15/2034	4.250%	1,060,000	1,053,375
Total			1,633,875
Total U.S. Treasury Obligations (Cost $1,659,163)			1,633,875

Fixed Income Funds 2.9%
	Shares	Value ($)
United States 2.9%
Columbia High Yield Bond Fund, Institutional 3 Class(a)	812,445	9,042,511
Total Fixed Income Funds (Cost $8,716,298)		9,042,511

Money Market Funds 18.2%

Columbia Short-Term Cash Fund, 4.473%(a),(m)	57,236,897	57,219,726
Total Money Market Funds (Cost $57,221,727)		57,219,726
Total Investments in Securities (Cost $275,042,798)		318,073,639
Other Assets & Liabilities, Net		(4,406,550)
Net Assets		$313,667,089
At July 31, 2025, securities and/or cash totaling $4,767,387 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
16,227,199 USD	2,378,071,365 JPY	Barclays	09/02/2025	—	(404,882)
138,661 USD	177,000 SGD	Barclays	09/02/2025	—	(2,023)
1,193,000 CAD	863,839 USD	Barclays	09/18/2025	884	—
4,524,000 CHF	5,696,800 USD	Citi	09/02/2025	106,058	—
377,772 USD	300,000 CHF	Citi	09/02/2025	—	(7,033)
142,480 USD	3,000,000 CZK	Citi	09/02/2025	—	(3,083)
334,464 USD	10,747,000 THB	Citi	09/02/2025	—	(4,843)
1,088,000 EUR	1,245,934 USD	Citi	09/18/2025	441	—
225,746,000 JPY	1,549,657 USD	Citi	09/18/2025	44,811	—
2,720,307 USD	2,306,000 EUR	Citi	09/18/2025	—	(80,503)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund  | 2025

Portfolio of Investments (continued)
July 31, 2025
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
340,451 USD	1,435,000 MYR	Goldman Sachs International	09/02/2025	—	(3,991)
546,000 CNY	76,492 USD	HSBC	09/02/2025	221	—
6,395,956,000 IDR	391,262 USD	HSBC	09/02/2025	3,935	—
18,405,000 TWD	627,729 USD	HSBC	09/02/2025	11,294	—
1,346,739 USD	2,062,000 AUD	HSBC	09/02/2025	—	(20,857)
7,450,827 USD	53,184,000 CNY	HSBC	09/02/2025	—	(21,518)
133,362 USD	849,000 DKK	HSBC	09/02/2025	—	(3,264)
779,457 USD	1,074,715,000 KRW	HSBC	09/02/2025	—	(7,910)
388,000 CHF	478,746 USD	HSBC	09/18/2025	—	(1,733)
1,295,000 SGD	1,017,902 USD	HSBC	09/18/2025	16,919	—
1,313,742 USD	1,985,000 AUD	HSBC	09/18/2025	—	(36,961)
63,222,000 SEK	6,615,647 USD	Morgan Stanley	09/02/2025	144,878	—
3,426,644 USD	2,539,709 GBP	Morgan Stanley	09/02/2025	—	(71,595)
166,039 USD	555,000 ILS	Morgan Stanley	09/02/2025	—	(2,646)
217,461 USD	790,000 PLN	Morgan Stanley	09/02/2025	—	(6,768)
1,711,000 CAD	1,260,528 USD	Morgan Stanley	09/18/2025	22,878	—
1,130,432,000 KRW	825,675 USD	Morgan Stanley	09/18/2025	13,328	—
26,795,000 TWD	922,375 USD	Morgan Stanley	09/18/2025	23,059	—
339,929 USD	2,150,000 DKK	Morgan Stanley	09/18/2025	—	(10,037)
384,239 USD	650,000 NZD	Morgan Stanley	09/18/2025	—	(684)
40,637,000 MXN	2,168,906 USD	Standard Chartered	09/02/2025	21,742	—
3,192,000 CAD	2,336,456 USD	State Street	09/02/2025	29,284	—
6,071,712 USD	8,295,000 CAD	State Street	09/02/2025	—	(76,100)
13,445,918 USD	11,525,634 EUR	State Street	09/02/2025	—	(266,682)
114,158,000 JPY	767,671 USD	State Street	09/18/2025	6,682	—
160,000 NZD	97,034 USD	State Street	09/18/2025	2,620	—
1,695,586 USD	1,337,000 CHF	State Street	09/18/2025	—	(39,914)
1,843,038 USD	1,359,000 GBP	State Street	09/18/2025	—	(47,452)
769,650 USD	7,910,000 NOK	State Street	09/18/2025	—	(4,331)
13,086,000 NZD	7,831,055 USD	UBS	09/02/2025	113,870	—
1,008,771 USD	1,565,000 AUD	UBS	09/18/2025	—	(2,139)
727,282 USD	6,899,000 SEK	UBS	09/18/2025	—	(20,393)
5,702,723 USD	57,942,803 NOK	Wells Fargo	09/02/2025	—	(97,254)
2,640,000 PLN	727,123 USD	Wells Fargo	09/18/2025	23,206	—
Total				586,110	(1,244,596)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
10-Year Mini Japanese Government Bond	3	09/2025	JPY	41,409,000	—	(860)
Australian 10-Year Bond	108	09/2025	AUD	12,288,975	48,682	—
Canadian Government 10-Year Bond	36	09/2025	CAD	4,338,720	—	(11,302)
Euro-Bobl	5	09/2025	EUR	586,350	—	(5,598)
Euro-Bund	15	09/2025	EUR	1,945,500	—	(25,937)
Euro-Buxl 30-Year	11	09/2025	EUR	1,291,180	—	(45,310)
Euro-OAT	68	09/2025	EUR	8,383,720	—	(122,681)
IBEX 35 Index	39	08/2025	EUR	5,622,357	177,722	—
Japanese 10-Year Government Bond	12	09/2025	JPY	1,656,360,000	—	(34,913)
Long Gilt	20	09/2025	GBP	1,843,200	35,294	—
S&P 500 Index E-mini	32	09/2025	USD	10,198,800	—	(17,267)
S&P/TSX 60 Index	16	09/2025	CAD	5,188,160	98,886	—
U.S. Long Bond	15	09/2025	USD	1,712,813	62,533	—
U.S. Treasury 10-Year Note	3	09/2025	USD	333,188	4,145	—
U.S. Treasury 5-Year Note	50	09/2025	USD	5,408,594	30,379	—
U.S. Treasury Ultra 10-Year Note	57	09/2025	USD	6,445,453	115,687	—
U.S. Treasury Ultra Bond	70	09/2025	USD	8,211,875	292,205	—
Total					865,533	(263,868)

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Global Opportunities Fund  | 2025

Portfolio of Investments (continued)
July 31, 2025
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian 10-Year Bond	(22)	09/2025	AUD	(2,503,310)	—	(10,121)
Euro STOXX 50 Index	(58)	09/2025	EUR	(3,097,200)	12,848	—
FTSE 100 Index	(29)	09/2025	GBP	(2,645,960)	—	(85,658)
FTSE/MIB Index	(26)	09/2025	EUR	(5,344,300)	—	(184,022)
MSCI EAFE Index	(36)	09/2025	USD	(4,704,120)	92,248	—
MSCI Emerging Markets Index	(49)	09/2025	USD	(3,033,835)	—	(58,190)
Russell 2000 Index E-mini	(31)	09/2025	USD	(3,441,310)	—	(157,557)
U.S. Treasury 10-Year Note	(36)	09/2025	USD	(3,998,250)	—	(50,136)
Total					105,096	(545,684)

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Cameco Corp.	Morgan Stanley	USD	(89,916)	(12)	85.00	08/15/2025	(1,898)	(246)
Cameco Corp.	Morgan Stanley	USD	(89,916)	(12)	80.00	08/15/2025	(3,766)	(900)
Celestica, Inc.	Morgan Stanley	USD	(19,986)	(1)	210.00	08/15/2025	(755)	(555)
Celestica, Inc.	Morgan Stanley	USD	(99,930)	(5)	165.00	08/15/2025	(5,717)	(18,050)
Energy Fuels, Inc.	Morgan Stanley	USD	(129,078)	(142)	10.00	08/15/2025	(3,538)	(6,390)
Total							(15,674)	(26,141)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
CDX Emerging Markets Index, Series 43	Morgan Stanley	06/20/2030	1.000	Quarterly	1.538	USD	2,000,000	22,103	—	—	22,103	—
CDX North America Investment Grade Index, Series 44	Morgan Stanley	06/20/2030	1.000	Quarterly	0.51	USD	13,275,000	54,162	—	—	54,162	—
iTraxx Europe Main Index, Series 43	Morgan Stanley	06/20/2030	1.000	Quarterly	0.536	EUR	9,550,000	48,537	—	—	48,537	—
Total								124,802	—	—	124,802	—
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Russell 1000 Growth Index	SOFR plus 0.780%	Monthly	Goldman Sachs International	07/31/2026	USD	12,676,288	11,528	—	—	—	11,528	—

Reference index and values for swap contracts as of period end
Reference index		Reference rate
SOFR	Secured Overnight Financing Rate	4.320%
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund  | 2025

Portfolio of Investments (continued)
July 31, 2025
Notes to Portfolio of Investments
(a)
Under Section 2(a)(3) of the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2025 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	—	6,352,500	—	(119,858)	6,232,642	—	—	—	630,834
Columbia High Yield Bond Fund, Institutional 3 Class
	8,353,087	515,334	—	174,090	9,042,511	—	—	515,334	812,445
Columbia Short-Term Cash Fund, 4.473%
	56,615,327	175,539,224	(174,929,631)	(5,194)	57,219,726	—	(201)	2,248,453	57,236,897
Total	64,968,414			49,038	72,494,879	—	(201)	2,763,787

(b)	Non-income producing investment.
(c)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(d)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2025, the total value of these securities amounted to $14,800,239, which represents 4.72% of total net assets.

(e)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2025, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.

(f)
Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At July 31, 2025, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Detsky Mir PJSC	02/08/2017-09/21/2020	290,936	422,857	—
Lukoil PJSC	01/25/2022-01/26/2022	2,750	225,708	—
			648,565	—

(g)	Valuation based on significant unobservable inputs.
(h)
As a result of sanctions and restricted cross-border payments, certain payments have not been recognized by the Fund. The Fund will continue to monitor the net realizable value and record payments when it is considered collectible.

(i)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(j)	Principal and interest may not be guaranteed by a governmental entity.
(k)	Zero coupon bond.
(l)	Represents a security purchased on a when-issued basis.
(m)	The rate shown is the seven-day current annualized yield at July 31, 2025.
Abbreviation Legend
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
CNY	China Yuan Renminbi
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Global Opportunities Fund  | 2025

Portfolio of Investments (continued)
July 31, 2025
Currency Legend (continued)
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	New Taiwan Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Values of foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation. When such adjustments have been made, the foreign equity securities are classified as Level 2.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund  | 2025

Portfolio of Investments (continued)
July 31, 2025
Fair value measurements   (continued)
vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2025:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	6,232,642	—	—	6,232,642
Common Stocks
Argentina	160,040	—	—	160,040
Australia	—	1,780,356	—	1,780,356
Austria	—	490,870	—	490,870
Belgium	96,983	—	—	96,983
Brazil	3,427,706	—	—	3,427,706
Canada	1,941,874	—	—	1,941,874
China	1,911,905	9,518,039	—	11,429,944
Denmark	—	366,809	—	366,809
Finland	405,244	548,265	—	953,509
France	—	3,849,647	—	3,849,647
Germany	—	1,427,398	—	1,427,398
Greece	632,734	2,612,049	—	3,244,783
Hong Kong	—	1,398,617	—	1,398,617
India	1,450,694	3,770,107	—	5,220,801
Ireland	851,467	541,619	—	1,393,086
Israel	895,622	—	—	895,622
Italy	—	677,863	—	677,863
Japan	—	11,637,513	—	11,637,513
Malaysia	—	287,842	—	287,842
Mexico	1,003,423	—	—	1,003,423
Netherlands	346,252	4,968,962	—	5,315,214
Norway	296,799	—	—	296,799
Philippines	—	350,482	—	350,482
Poland	—	1,593,855	—	1,593,855
Russian Federation	—	—	0 *	0 *
Singapore	—	832,582	—	832,582
South Africa	—	667,657	—	667,657
South Korea	407,488	3,820,427	—	4,227,915
Spain	639,196	—	—	639,196
Switzerland	1,472,758	1,071,114	—	2,543,872
Taiwan	327,555	8,361,731	—	8,689,286
Turkey	302,686	—	—	302,686
United Arab Emirates	351,437	1,504,817	—	1,856,254
United Kingdom	1,128,067	2,837,775	—	3,965,842
United States	97,516,864	476,307	—	97,993,171
Vietnam	—	365,296	—	365,296
Total Common Stocks	115,566,794	65,757,999	0 *	181,324,793
Exchange-Traded Equity Funds	5,738,696	—	—	5,738,696
Exchange-Traded Fixed Income Funds	14,250,856	—	—	14,250,856
Fixed Income Funds	9,042,511	—	—	9,042,511
Foreign Government Obligations	—	31,607,927	—	31,607,927
Inflation-Indexed Bonds	—	947,885	—	947,885
Residential Mortgage-Backed Securities - Agency	—	10,074,728	—	10,074,728
U.S. Treasury Obligations	—	1,633,875	—	1,633,875
Money Market Funds	57,219,726	—	—	57,219,726
Total Investments in Securities	208,051,225	110,022,414	0 *	318,073,639
Investments in Derivatives
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Global Opportunities Fund  | 2025

Portfolio of Investments (continued)
July 31, 2025
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Asset
Forward Foreign Currency Exchange Contracts	—	586,110	—	586,110
Futures Contracts	970,629	—	—	970,629
Swap Contracts	—	136,330	—	136,330
Liability
Forward Foreign Currency Exchange Contracts	—	(1,244,596)	—	(1,244,596)
Futures Contracts	(809,552)	—	—	(809,552)
Call Option Contracts Written	(26,141)	—	—	(26,141)
Total	208,186,161	109,500,258	0 *	317,686,419

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund  | 2025

Statement of Assets and Liabilities
July 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $202,752,273)	$245,578,760
Affiliated issuers (cost $72,290,525)	72,494,879
Foreign currency (cost $1,308,844)	1,306,346
Margin deposits on:
Futures contracts	3,649,596
Swap contracts	700,393
Unrealized appreciation on forward foreign currency exchange contracts	586,110
Unrealized appreciation on swap contracts	11,528
Receivable for:
Investments sold	442,214
Capital shares sold	517
Dividends	335,834
Interest	340,065
Foreign tax reclaims	331,530
Variation margin for futures contracts	351,500
Variation margin for swap contracts	400
Prepaid expenses	6,072
Total assets	326,135,744
Liabilities
Option contracts written, at value (premiums received $15,674)	26,141
Due to custodian	2
Unrealized depreciation on forward foreign currency exchange contracts	1,244,596
Payable for:
Investments purchased	459,854
Investments purchased on a delayed delivery basis	10,094,629
Capital shares redeemed	174,978
Variation margin for futures contracts	56,383
Variation margin for swap contracts	9,252
Foreign capital gains taxes deferred	127,984
Management services fees	6,032
Distribution and/or service fees	2,079
Transfer agent fees	24,327
Compensation of board members	786
Other expenses	87,628
Deferred compensation of board members	153,984
Total liabilities	12,468,655
Net assets applicable to outstanding capital stock	$313,667,089
Represented by
Paid in capital	244,269,332
Total distributable earnings (loss)	69,397,757
Total - representing net assets applicable to outstanding capital stock	$313,667,089
Class A
Net assets	$302,526,509
Shares outstanding	20,792,174
Net asset value per share	$14.55
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$15.44
Institutional Class
Net assets	$11,140,580
Shares outstanding	754,611
Net asset value per share	$14.76
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Global Opportunities Fund  | 2025

Statement of Operations
Year Ended July 31, 2025

Net investment income
Income:
Dividends — unaffiliated issuers	$4,695,407
Dividends — affiliated issuers	2,763,787
Interest	1,133,173
Interfund lending	810
European Union tax reclaim	301,636
Foreign taxes withheld	(209,741)
Total income	8,685,072
Expenses:
Management services fees	2,223,960
Distribution and/or service fees
Class A	765,738
Transfer agent fees
Class A	295,261
Advisor Class	320
Institutional Class	10,496
Custodian fees	144,980
Printing and postage fees	34,869
Registration fees	62,833
Accounting services fees	91,787
Legal fees	19,551
Interest on collateral	597
Compensation of chief compliance officer	54
Compensation of board members	14,575
Deferred compensation of board members	20,168
Other	33,772
Total expenses	3,718,961
Net investment income	4,966,111
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	32,911,846
Investments — affiliated issuers	(201)
Foreign currency translations	235,094
Forward foreign currency exchange contracts	685,667
Futures contracts	(5,688,976)
Option contracts purchased	(3,211)
Option contracts written	37,935
Swap contracts	(293,519)
Net realized gain	27,884,635
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(6,229,240)
Investments — affiliated issuers	49,038
Foreign currency translations	18,132
Forward foreign currency exchange contracts	(1,190,400)
Futures contracts	1,131,043
Option contracts written	(10,717)
Swap contracts	86,488
Foreign capital gains tax	43,680
Net change in unrealized appreciation (depreciation)	(6,101,976)
Net realized and unrealized gain	21,782,659
Net increase in net assets resulting from operations	$26,748,770
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund  | 2025

Statement of Changes in Net Assets

	Year Ended July 31, 2025	Year Ended July 31, 2024
Operations
Net investment income	$4,966,111	$5,587,450
Net realized gain	27,884,635	1,003,971
Net change in unrealized appreciation (depreciation)	(6,101,976)	21,786,117
Net increase in net assets resulting from operations	26,748,770	28,377,538
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,422,405)	—
Institutional Class	(77,421)	—
Total distributions to shareholders	(1,499,826)	—
Decrease in net assets from capital stock activity	(43,195,011)	(57,293,606)
Total decrease in net assets	(17,946,067)	(28,916,068)
Net assets at beginning of year	331,613,156	360,529,224
Net assets at end of year	$313,667,089	$331,613,156
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Global Opportunities Fund  | 2025

Statement of Changes in Net Assets  (continued)

	Year Ended		Year Ended
	July 31, 2025		July 31, 2024
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	104,946	1,443,231	350,343	4,391,984
Distributions reinvested	104,685	1,414,289	—	—
Shares redeemed	(3,215,128)	(44,233,018)	(4,204,822)	(52,458,379)
Net decrease	(3,005,497)	(41,375,498)	(3,854,479)	(48,066,395)
Advisor Class
Shares sold	820	11,491	7,941	103,039
Shares redeemed	(81,355)	(1,135,026)	(159,177)	(1,947,587)
Net decrease	(80,535)	(1,123,535)	(151,236)	(1,844,548)
Class C
Shares sold	—	—	12,684	143,141
Shares redeemed	—	—	(281,308)	(3,277,881)
Net decrease	—	—	(268,624)	(3,134,740)
Institutional Class
Shares sold	353,194	4,925,469	413,818	5,213,103
Distributions reinvested	5,523	75,557	—	—
Shares redeemed	(409,097)	(5,697,004)	(548,770)	(6,924,895)
Net decrease	(50,380)	(695,978)	(134,952)	(1,711,792)
Institutional 2 Class
Shares sold	—	—	7,375	89,097
Shares redeemed	—	—	(119,097)	(1,495,918)
Net decrease	—	—	(111,722)	(1,406,821)
Institutional 3 Class
Shares sold	—	—	207	2,500
Shares redeemed	—	—	(10,304)	(130,684)
Net decrease	—	—	(10,097)	(128,184)
Class R
Shares sold	—	—	5,626	67,262
Shares redeemed	—	—	(86,148)	(1,068,388)
Net decrease	—	—	(80,522)	(1,001,126)
Total net decrease	(3,136,412)	(43,195,011)	(4,611,632)	(57,293,606)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund  | 2025

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2025	$13.43	0.21 (c)	0.97	1.18	(0.06)	—	(0.06)
Year Ended 7/31/2024	$12.31	0.21 (c)	0.91	1.12	—	—	—
Year Ended 7/31/2023	$12.72	0.15	0.19	0.34	—	(0.75)	(0.75)
Year Ended 7/31/2022	$16.49	0.14	(2.70)	(2.56)	(0.12)	(1.09)	(1.21)
Year Ended 7/31/2021	$14.66	0.06	2.46	2.52	(0.34)	(0.35)	(0.69)
Institutional Class
Year Ended 7/31/2025	$13.62	0.25 (c)	0.98	1.23	(0.09)	—	(0.09)
Year Ended 7/31/2024	$12.45	0.24 (c)	0.93	1.17	—	—	—
Year Ended 7/31/2023	$12.83	0.18	0.19	0.37	—	(0.75)	(0.75)
Year Ended 7/31/2022	$16.60	0.17	(2.71)	(2.54)	(0.14)	(1.09)	(1.23)
Year Ended 7/31/2021	$14.75	0.10	2.47	2.57	(0.37)	(0.35)	(0.72)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Includes income resulting from European Union tax reclaims. The effect of these amounted to:

Class	Net Investment income per share ($)	Net Investment income ratio (%)
Year Ended 7/31/2025
Class A	0.01	0.09
Institutional Class	0.01	0.09
Year Ended 7/31/2024
Class A	0.01	0.04
Institutional Class	0.01	0.04

(d)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	7/31/2025	7/31/2024	7/31/2023	7/31/2022	7/31/2021
Class A	less than 0.01%	less than 0.01%	less than 0.01%	0.01%	0.01%
Institutional Class	less than 0.01%	less than 0.01%	less than 0.01%	0.01%	0.01%

(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Global Opportunities Fund  | 2025

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2025	$14.55	8.85%	1.18% (d)	1.18% (d)	1.55% (c)	100%	$302,527
Year Ended 7/31/2024	$13.43	9.10%	1.20% (d)	1.19% (d)	1.66% (c)	122%	$319,548
Year Ended 7/31/2023	$12.31	3.17%	1.20% (d),(e)	1.20% (d),(e),(f)	1.24%	115%	$340,330
Year Ended 7/31/2022	$12.72	(16.59% )	1.15% (d),(e)	1.15% (d),(e)	0.92%	98%	$380,766
Year Ended 7/31/2021	$16.49	17.46%	1.16% (d)	1.16% (d)	0.40%	107%	$511,405
Institutional Class
Year Ended 7/31/2025	$14.76	9.12%	0.93% (d)	0.93% (d)	1.81% (c)	100%	$11,141
Year Ended 7/31/2024	$13.62	9.40%	0.95% (d)	0.94% (d)	1.91% (c)	122%	$10,964
Year Ended 7/31/2023	$12.45	3.39%	0.95% (d),(e)	0.95% (d),(e),(f)	1.46%	115%	$11,705
Year Ended 7/31/2022	$12.83	(16.38% )	0.89% (d),(e)	0.89% (d),(e)	1.16%	98%	$18,151
Year Ended 7/31/2021	$16.60	17.75%	0.91% (d)	0.91% (d)	0.65%	107%	$24,909
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund  | 2025

Notes to Financial Statements
July 31, 2025
Note 1. Organization
Columbia Global Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Institutional Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
The Board of Trustees of the Fund approved the conversion of all Advisor Class shares of the Fund to Institutional Class shares of the Fund and the subsequent elimination of Advisor Class shares. Effective on November 22, 2024, Advisor Class shares of the Fund were converted to Institutional Class shares of the Fund. This was a tax-free transaction for existing Advisor Class shareholders.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. The intent of the ASU 2023-07 is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures.
The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.

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Notes to Financial Statements (continued)
July 31, 2025
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
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Notes to Financial Statements (continued)
July 31, 2025
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in the underlying rate, asset or reference instrument and individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally expected to be limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker

Columbia Global Opportunities Fund  | 2025

Notes to Financial Statements (continued)
July 31, 2025
becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk in respect of over-the-counter derivatives, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
Columbia Global Opportunities Fund  | 2025

Notes to Financial Statements (continued)
July 31, 2025
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to decrease the Fund’s exposure to equity risk, to protect gains, to produce incremental earnings and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

Columbia Global Opportunities Fund  | 2025

Notes to Financial Statements (continued)
July 31, 2025
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, there is less credit exposure to the FCM than in the case of an over-the-counter derivative, because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange
Columbia Global Opportunities Fund  | 2025

Notes to Financial Statements (continued)
July 31, 2025
for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to other risks including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a reference index in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. Total return swap contracts are subject to the risk that the counterparty may not fulfill its obligations under the contract. This risk is offset by the daily exchange of variation margin with the swap counterparty.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

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Notes to Financial Statements (continued)
July 31, 2025
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2025:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	124,802 *
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	381,704 *
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	11,528 *
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	586,110
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	588,925 *
Total		1,693,069

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	502,694 *
Equity risk	Option contracts written, at value	26,141
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,244,596
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	306,858 *
Total		2,080,289

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2025:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	272,678	272,678
Equity risk	—	(4,935,367)	(3,211)	37,935	(566,197)	(5,466,840)
Foreign exchange risk	685,667	—	—	—	—	685,667
Interest rate risk	—	(753,609)	—	—	—	(753,609)
Total	685,667	(5,688,976)	(3,211)	37,935	(293,519)	(5,262,104)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	74,960	74,960
Equity risk	—	2,469,282	(10,717)	11,528	2,470,093
Foreign exchange risk	(1,190,400)	—	—	—	(1,190,400)
Interest rate risk	—	(1,338,239)	—	—	(1,338,239)
Total	(1,190,400)	1,131,043	(10,717)	86,488	16,414
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Notes to Financial Statements (continued)
July 31, 2025
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended July 31, 2025:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	94,000,799
Futures contracts — short	40,034,795
Credit default swap contracts — sell protection	25,733,200

Derivative instrument	Average value ($)
Option contracts purchased	72
Option contracts written	(6,331)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	1,268,318	(1,380,117)
Total return swap contracts	37,638	(59,448)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage

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Notes to Financial Statements (continued)
July 31, 2025
dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements with counterparties as well as any related collateral received or pledged by the Fund as of July 31, 2025:
	Barclays	Citi	Goldman Sachs International	HSBC	Morgan Stanley(a)	Morgan Stanley(a)	Morgan Stanley(a)	Standard Chartered	State Street	UBS	Wells Fargo	Total
Assets
Centrally cleared credit default swap contracts (b)	$-	-	-	-	-	-	400	-	-	-	-	400
Forward foreign currency exchange contracts	884	151,310	-	32,369	204,143	-	-	21,742	38,586	113,870	23,206	586,110
OTC total return swap contracts (c)	-	-	11,528	-	-	-	-	-	-	-	-	11,528
Total assets	884	151,310	11,528	32,369	204,143	-	400	21,742	38,586	113,870	23,206	598,038
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	9,252	-	-	-	-	9,252
Forward foreign currency exchange contracts	406,905	95,462	3,991	92,243	91,730	-	-	-	434,479	22,532	97,254	1,244,596
Call option contracts written	-	-	-	-	-	26,141	-	-	-	-	-	26,141
Total liabilities	406,905	95,462	3,991	92,243	91,730	26,141	9,252	-	434,479	22,532	97,254	1,279,989
Total financial and derivative net assets	(406,021)	55,848	7,537	(59,874)	112,413	(26,141)	(8,852)	21,742	(395,893)	91,338	(74,048)	(681,951)
Total collateral received (pledged) (d)	-	-	-	-	-	(26,141)	(8,852)	-	-	-	-	(34,993)
Net amount (e)	$(406,021)	55,848	7,537	(59,874)	112,413	-	-	21,742	(395,893)	91,338	(74,048)	(646,958)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)
Over-the-Counter (OTC) Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.

(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Global Opportunities Fund  | 2025

Notes to Financial Statements (continued)
July 31, 2025
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Columbia Global Opportunities Fund  | 2025

Notes to Financial Statements (continued)
July 31, 2025
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
The Fund may file withholding tax reclaims in certain European Union countries to recover a portion of foreign taxes previously withheld on dividends earned, which may be reclaimable based upon certain provisions in the Treaty on the Functioning of the European Union (EU) and subsequent rulings by the European Court of Justice. The Fund may record a reclaim receivable when the amount is known, the Fund has received notice of a pending refund, and there are no significant uncertainties on collectability. Income received from EU reclaims is included in the Statement of Operations.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Accounting Standards Update 2023-09 Income Taxes (Topic 740)
In December 2023, the FASB issued Accounting Standards Update No. 2023-09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures. The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management expects that the adoption of the amendments will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.00% on assets invested in Columbia proprietary funds, including exchange-traded funds, that pay an investment management fee to the Investment Manager, and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including other funds advised by the Investment Manager that do not pay a management services fee, derivatives and individual securities. The effective management services fee rate for the year ended July 31, 2025 was 0.70% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
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Notes to Financial Statements (continued)
July 31, 2025
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended July 31, 2025, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.03 (a)
Institutional Class	0.10

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2025, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

Columbia Global Opportunities Fund  | 2025

Notes to Financial Statements (continued)
July 31, 2025
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended July 31, 2025, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00 (a)	33,831

(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through November 30, 2025 (%)
Class A	1.19
Institutional Class	0.94
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2025, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, swap investments, passive foreign investment company (pfic) holdings, former pfic holdings, tax straddles, trustees’ deferred compensation, foreign capital gains tax and miscellaneous adjustments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
807,128	(807,128)	—
Columbia Global Opportunities Fund  | 2025

Notes to Financial Statements (continued)
July 31, 2025
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2025			Year Ended July 31, 2024
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
1,499,826	—	1,499,826	—	—	—
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2025, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,953,324	25,018,686	—	40,698,797
At July 31, 2025, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
276,987,622	49,855,744	(9,156,947)	40,698,797
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2025, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2025, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	2,133,932
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $270,920,446 and $312,202,557, respectively, for the year ended July 31, 2025, of which $126,876,015 and $125,206,713, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring

Columbia Global Opportunities Fund  | 2025

Notes to Financial Statements (continued)
July 31, 2025
institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2025 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	527,273	4.98	11
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2025.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 24, 2024 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 24, 2024 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended July 31, 2025.
Note 9. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Columbia Global Opportunities Fund  | 2025

Notes to Financial Statements (continued)
July 31, 2025
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.

Columbia Global Opportunities Fund  | 2025

Notes to Financial Statements (continued)
July 31, 2025
Shareholder concentration risk
At July 31, 2025, affiliated shareholders of record owned 87.1% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
At a meeting held on August 26, 2025, the Board of Trustees of the Fund approved a custody agreement with State Street Bank and Trust Company (State Street). The transition of custody services to State Street is expected to be completed by December, 2026. In addition, the Board approved the engagement by the Investment Manager of State Street as sub-administrator. In such capacity, and subject to the supervision and direction of the Investment Manager, State Street will provide certain sub-administration services to the Fund, including fund accounting and financial reporting services.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the consolidated financial condition or results of operations or financial condition of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Global Opportunities Fund  | 2025

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Global Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Opportunities Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2025, the related statement of operations for the year ended July 31, 2025, the statement of changes in net assets for each of the two years in the period ended July 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2025 and the financial highlights for each of the five years in the period ended July 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2025
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.

Columbia Global Opportunities Fund  | 2025

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2025. Shareholders will be notified in early 2026 of the amounts for use in preparing 2025 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
95.74%	89.48%	$26,269,620
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Global Opportunities Fund  | 2025

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Global Opportunities Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in March, April and June 2025, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 26, 2025 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered such information as they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•
Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•
Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•
The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•
Terms of the Management Agreement;
•
Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•
Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•
Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•
Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•
Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•
The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and

Columbia Global Opportunities Fund  | 2025

Approval of Management Agreement (continued)
(Unaudited)
•
Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2024 in the performance of administrative services, and noted the various enhancements anticipated for 2025.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Global Opportunities Fund  | 2025

Approval of Management Agreement (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2024 had increased from 2023 levels due to a variety of factors, including the increased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement thus provides for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.

Columbia Global Opportunities Fund  | 2025

Approval of Management Agreement (continued)
(Unaudited)
On June 26, 2025, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Global Opportunities Fund  | 2025

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Columbia Global Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments® (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN156_07_R01_(09/25)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The fees and expenses of the independent trustees are included in "Compensation of board members" and "Deferred compensation of board members" on each Fund's Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.  Additionally, the compensation paid by the Trust to the Chief Compliance Officer is included in "Compensation of chief compliance officer" on each Fund's Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement regarding basis for approval of Investment Advisory Contract is included in Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees implemented since the registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, President and Principal Executive Officer

Date	September 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, President and Principal Executive Officer

Date	September 22, 2025

By (Signature and Title)	/s/ Charles H. Chiesa
Charles H. Chiesa, Treasurer, Chief Financial Officer, Chief Accounting
Officer and Principal Financial Officer

Date	September 22, 2025